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                                UNUM Corporation
                     8.80% Junior Subordinated Deferrable
                    Interest Debentures Series A, Due 2025

                            Underwriting Agreement

                                                      May 4, 1995

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


Dear Sirs:

    From time to time UNUM Corporation, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements
(each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities" and together with any Optional Securities, as defined below, the "Designated Securities"),less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in
Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

    The terms and rights of any particular issuance of Designated
Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

    1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement with respect to Designated Securities shall be substantially in the form attached hereto as Annex I and shall specify the names of the Underwriters of such Designated Securities, the names of the Representatives, if any, of such Underwriters, the principal amount of Firm Securities and the principal amount of Optional Securities, if any, to be purchased by each Underwriter and the commission, if any, payable to the Underwriter with respect thereto, whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof), the purchase price to the Underwriters of such Designated Securities, the nature of the funds to be delivered by the Underwriters, the initial public offering price or the manner of determining such price, if any, including, interest rates, if any, maturity, whether such Securities will be convertible at the option of the holder thereof into any conversion rates or price(s), whether warrants shall be attached to such Debt Securities, any redemption provisions and any sinking fund requirements. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts, and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted). The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

    2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

      (a)  A registration statement (No. 33-69132) in respect  of
   the   Securities  has  been  filed  with  the  Securities  and Exchange
   Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives for each of the other Underwriters and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representatives); such prospectus included for use in connection with the Securities meets the requirements of the Act and the rules and regulations thereunder for use of such prospectus in connection with the Securities; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus;" the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective and at the time each incorporated document was filed with the Commission is hereinafter called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the  date
   of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary
   Prospectus or the Prospectus shall be  deemed         to
   refer  to  and include any documents filed after the  date  of such  Preliminary Prospectus or Prospectus, as  the  case  may be, under  the  Securities Exchange Act of 1934,  as  amended (the
   "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended  or supplemented shall be deemed to refer  to  the Prospectus as  amended or supplemented  in  relation  to  the applicable
   Designated Securities in the form in which  it        is
   filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents
   incorporated by reference therein as of the date      of
   such filing);

        (b)  The  documents  incorporated  by  reference  in  the
   Prospectus, when they became effective or were filed with  the
   Commission,  as  the case may be, conformed  in  all  material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make  the  statements therein not misleading; and any  further documents so  filed  and incorporated  by  reference  in  the Prospectus  or  any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the
   Exchange  Act, as   applicable,  and  the  rules  and  regulations   of
   the Commission   thereunder  and  will  not  contain   an   untrue
   statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

      (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act, and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to  be  stated  therein or  necessary  to  make  the statements  therein
   (i)  in  the  case  of  the  Registration Statement,  not  misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading;
   provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company
   by an Underwriter    of    Designated   Securities    through    the
   Representatives  expressly  for  use  in  the  Prospectus   as amended
   or supplemented relating to such Securities;

      (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in th Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute  or  court  or governmental action, order  or  decree,
   otherwise   than   as  set  forth  or  contemplated   in   the
   Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the
   Prospectus,  there  has not been any material  change  in  the capital stock or long-term debt of the Company or any  of  its
   subsidiaries   or  any  material  adverse   change,   or   any
   development  involving a prospective material adverse  change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and
   its  subsidiaries considered  as  a  whole, otherwise  than      as  set
   forth  or  contemplated in  the Prospectus;

      (e)  The Company has been duly incorporated and is  validly existing as a corporation in good standing under the  laws  of
   the   jurisdiction  of  its  incorporation,  with  power   and
   authority  (corporate  and other) to own  its  properties  and conduct
   its business as described in the Prospectus, and  has been   duly
   qualified  as  a  foreign  corporation  for  the
   transaction  of  business and is in good  standing  under  the laws  of  each other jurisdiction in which it owns  or  leases properties,  or conducts any business, so as to  require  such qualification,  except for any jurisdiction where  failure  to so
   qualify    will not have a material adverse  effect  on  the
   Company; and each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

      (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

      (g)  The  Firm Securities and any Optional Securities  have
   been   duly  and  validly  authorized,  and,  when  the   Firm
   Securities   are  issued  and  delivered  pursuant   to   this
   Agreement,  and  the Pricing Agreement with  respect  to  such
   Designated  Securities  and,  in  the  case  of  any  Contract
   Securities,   pursuant  to  Delayed  Delivery  Contracts   (as
   defined in Section 3 hereof) with respect to such Contract Securities, and in the case of any Optional Securities pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Securities, such Designated Securities will  have  been  duly  executed,  authenticated,
   issued  and  delivered and will constitute valid  and  legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form
   filed      as an exhibit to the Registration Statement;  the
   Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will  constitute  a  valid  and  legally  binding
   instrument,   enforceable  in  accordance  with   its   terms,
   subject,   as   to  enforcement,  to  bankruptcy,  insolvency,
   reorganization   and  other  laws  of  general   applicability
   relating  to  or  affecting creditors' rights and  to  general
   equity  principles;  and  the  indenture  conforms,  and   the
   Designated   Securities  will  conform,  to  the  descriptions
   thereof   contained   in   the  Prospectus   as   amended   or
   supplemented with respect to such Designated Securities;

      (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts, this Agreement and any
   Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument  to which the Company is a party or  by  which  the
   Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any
   violation   of   the   provisions  of   the   Certificate   of
   Incorporation or By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no
   consent, approval, authorization,  order, registration     or
   qualification of or with any  such  court  or
   governmental  agency or body is required  for  the  issue  and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or any Over-allotment Option, or the
   Indenture,  or  any Delayed Delivery Contract except  such  as have been,  or will have been prior to the Time of  Delivery, obtained  under
   the Act and the Trust Indenture Act  and  such consents,   approvals,
   authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

      (i) Other than as set forth in the Prospectus, there are no legal  or
   governmental  proceedings  pending  to  which   the
   Company or any of its subsidiaries is a party or of which  any property
   of      the  Company or any of its subsidiaries  is  the
   subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders'
   equity or results  of  operations  of the  Company     and its
   subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      (j) Coopers & Lybrand and Ernst & Young, who have each audited certain financial statements of the Company and its subsidiaries, are
   independent public accountants  as  required by  the  Act   and the
   rules and regulations of the  Commission thereunder;

      (k) The Company and its subsidiaries which are engaged in the insurance business are, in all material respects, in compliance with, and conduct, in all material respects, their respective businesses in conformity with, all applicable insurance laws and regulations; and no order preventing or suspending the use of the
   Prospectus  or  any  Preliminary Prospectus  has   been   issued
   or threatened by the Superintendent of the Maine Bureau of Insurance; and

      (l) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed
   Delivery  Contracts has been duly authorized  by  the  Company and, when  executed  and delivered by  the  Company  and  the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as
   to enforcement,  to  bankruptcy, insolvency,   reorganization  and
   other   laws   of   general applicability relating to or affecting
   creditors'  rights  and to   general  equity  principles;  and  any
   Delayed  Delivery Contracts   conform  to  the  description   thereof
   in  the Prospectus.

    3. Upon the execution of the Pricing Agreement applicable  to any
Designated   Securities   and   authorization  by  the
Representatives of the release of such Firm Securities, the several Underwriters propose to offer such Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

   The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the aggregate principal amount of Optional Securities set forth in such Pricing Agreement, at the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

   The principal amount of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Optional Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the principal amount of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the principal amount of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate principal amount of Firm Securities. The total principal amount of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate principal amount of Firm Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of the Optional Securities which the Underwriters elect to purchase.

    The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are
authorized  to  solicit  offers  to   purchase Designated  Securities  from
the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the
Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section
4  hereof), such commission, if any, as may be set forth in  such Pricing
Agreement. Delayed Delivery Contracts, if any, are to    be
with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

    The  principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if
the Company   has  not  been  so  advised,  the  amount  of  Contract
Securities  to  be  so  deducted shall be,  in  each  case,  that proportion of Contract Securities which the principal  amount  of
Designated  Securities to be purchased by such Underwriter  under such
Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may
determine).   The   total  principal  amount   of   Underwriters'
Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York
City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

    4. Certificates for the Firm Securities and the Optional Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement,
(i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, on the time and date specified
by the Representatives in the written notice  given          by
the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery."

    Concurrently  with  the  delivery  of  and  payment  for  the
Underwriters'  Securities,  the  Company  will  deliver  to   the
Representatives for the accounts of the Underwriters payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Securities.

    5. The Company agrees with each of the Underwriters of any Designated Securities:

      (a)  To  prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant  to  Rule  424(b) under the Act not  later  than  the
   Commission's  close  of business on the  second  business  day following  the execution and delivery of the Pricing Agreement relating
   to  the  applicable  Designated  Securities  or,       if
   applicable,  such  earlier time as may  be  required  by  Rule 424(b);
   to make no further amendment or any supplement to  the Registration
   Statement   or   Prospectus   as   amended  or
   supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which amendment or supplement shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission  of any stop order or of any order preventing or
   suspending  the  use  of  any  prospectus  relating   to   the
   Securities,  of  the suspension of the qualification  of  such
   Securities  for offering or sale in any jurisdiction,  of  the initiation  or  threatening of any  proceeding  for  any  such purpose, or of any request by the Commission for the amending or  supplementing of the Registration Statement or  Prospectus or  for  additional
   information; and, in  the  event  of  the issuance  of    any  such
   stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

      (b)  Promptly from time to time to take such action as  the
   Representatives  may  reasonably  request  to   qualify   such
   Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

       (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

      (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

      (e)  During the period beginning from the date  hereof  and
   continuing   to  and  including  the  earlier   of   (i)   the
   termination  of  trading  restrictions  for  such   Designated
   Securities and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock
   option plans existing, or on the conversion or   exchange   of
   convertible  or  exchangeable                       securities
   outstanding on the date of the Pricing Agreement) which are substantially similar to the Designated Securities and which mature more than one year after the related Time of Delivery, without your prior written consent.

      (f) To use its best efforts to list, subject to notice of issuance, the Designated Securities on the New York Stock Exchange or such other exchange on which the Company's Common Stock is then listed.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and
the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Warrant Agreement, any Delayed Delivery Contracts, and Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided  in  Section  5(b)  hereof, including  the  fees  and
disbursements  of  counsel  for   the
Underwriters  in  connection  with  such  qualification  and   in
connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of  the terms  of  the sale of the Securities;
(vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee, any Warrant Agent, any Registrar, any Transfer Agent, Dividend Disbursing Agent, or any Calculation Agent and any agent of any Trustee, Warrant Agent, Registrar, Transfer Agent, Dividend Disbursing Agent, or
Calculation Agent  and  the  fees    and
disbursements of counsel for any such persons in connection with any Indenture, any Warrant Agent Agreement, any Calculation Agent Agreement and the Securities; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder and under any Over-allotment Options and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

    7.  The  obligations of the Underwriters  of  any  Designated
Securities   under  the  Pricing  Agreement  relating   to   such
Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

      (b)  Sullivan  &  Cromwell, counsel for  the  Underwriters, shall
   have  furnished to the Representatives such opinion   or
   opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Delayed
   Delivery   Contracts,  if  any,   the   Registration Statement,  the
   Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Kevin J. Tierney, Senior Vice President, Secretary and General Counsel of the Company, shall have furnished to the Representatives his written opinion, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

          (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

          (iii) The Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which the business conducted by it requires such qualification or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of this opinion, will not result in liabilities material to the business of the Company;

          (iv)  Each  subsidiary  of the Company  has  been  duly
      organized,  and  is subsisting and in good  standing  as  a
      corporation   under  the  laws  of  its   jurisdiction   of
      incorporation, and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and, to the best knowledge of such counsel, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (vi)  This  Agreement  and the Pricing  Agreement  with respect
      to  the  Designated  Securities  have  been     duly
      authorized, executed and delivered by the Company;

           (vii)   The  Designated  Securities  have  been   duly
      authorized,  by requisite corporate action on the  part  of the Company, and the Designated Securities, when executed and authenticated in accordance with the terms of the Indenture
      and   delivered  to  and  paid   for  by  the
      Underwriters   in  accordance  with  the   terms   of   the
      Underwriting   Agreement,  will  be   valid   and   binding
      obligations of the Company entitled to the benefit  of  the Indenture
      and   enforceable  against   the   Company          in
      accordance with their terms, except to the extent that the enforcement thereof may be limited by (1) bankruptcy,
      insolvency,   reorganization,  fraudulent  transfer,
      moratorium  or  other  similar laws  now  or  hereafter  in
      effect   relating   to  or  affecting   creditors'   rights
      generally, (2) general principles of equity (regardless  of whether  enforcement is considered in a proceeding  at  law or
      equity), (3) requirements that a claim with respect    to
      any  Debt  Securities  denominated  other  than  in  United States
      dollars (or a judgment denominated  other  than    in
      United  States  dollars  in  respect  of  such  claim)   be
      converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.

           (viii)    The  Indenture  has  been  duly  authorized,
      executed  and  delivered by the Company and  constitutes  a valid
      and  binding  agreement,  enforceable  against   the
      Company in accordance with its terms, except to the  extent that the  enforcement  thereof  may  be  limited  by  (1)
      bankruptcy,    insolvency,    reorganization,    fraudulent
      transfer,   moratorium  or  other  similar  laws   now   or
      hereafter   in   effect  relating  to   creditors'   rights
      generally, (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or equity), (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and the Indenture has been duly qualified under the Trust Indenture Act;

          (ix)  The  issue and sale of the Designated  Securities and the  compliance  by  the  Company  with  all  of  the
      provisions  of  the Designated Securities,  the  Indenture, each of the Delayed Delivery Contracts, if any, any Over-allotment Options, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein  and  therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the  Company is bound or to  which  any  of  the property  or  assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body
      having  jurisdiction  over  the  Company  or  any  of   its
      properties;

           (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of  the Designated Securities or the consummation  by
      the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture or any
      of   such   Delayed   Delivery   Contracts  or any
      Over-allotment Options, except such as have  been  obtained under  the  Act  and  the  Trust  Indenture  Act  and  such
      consents,   approvals,  authorizations,  registrations   or
      qualifications  as may be required under  state  securities or  Blue
      Sky  laws  in connection with  the  purchase  and distribution   of
      the  Designated   Securities by the Underwriters;

          (xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

          (xii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the
      requirements of  the Act   and  the  Trust  Indenture  Act  and  the
      rules  and regulations thereunder; and

          (xiii)   In  the event any of the Designated Securities are   to
      be  purchased  pursuant  to  Delayed  Delivery
      Contracts,  each  of  such Delayed Delivery  Contracts  has been
      duly  authorized,  executed  and  delivered  by    the
      Company and, assuming such Delayed Delivery Contracts  have been
      duly  authorized,  executed  and  delivered  by    the
      purchaser  named therein, constitutes a valid  and  binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter
      in effect relating  to  creditors'  rights  generally,   (2)
      general   principles  of  equity  (regardless  of   whether
      enforcement  is considered in a proceeding  at  law  or  in equity),
      (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units; and any Delayed Delivery Contracts conform in all material respects to the description thereof in the Registration Statement and Prospectus as amended or supplemented.

      In addition, such counsel shall state that he has no reason to believe that, as of its effective date, the Registration Statement or  any  further  amendment  thereto  made  by  the
   Company  prior  to  such  Time of  Delivery  (other  than  the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such
   counsel   need  express  no  opinion)  contained   an   untrue
   statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and he shall state that he does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

      (d) Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

          (i) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1)  bankruptcy,  insolvency, reorganization,  fraudulent transfer, moratorium  or  other similar  laws  now or hereafter in
      effect  relating  to  or affecting   creditors'   rights  generally,
      (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity),
      (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange
      prevailing on a  date determined   pursuant   to   applicable   law,
      and (4) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currencies or composite currencies or currency units.

          (ii) The sale and issuance of the Designated Securities have been duly authorized by requisite corporate action on the part of the Company, and the Designated Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with
      the  terms  of  the Underwriting   Agreement,  will  be   valid
      and binding obligations of the Company entitled to the benefit of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy,
      insolvency,     reorganization,    fraudulent     transfer,
      moratorium  or  other  similar laws  now  or  hereafter  in effect
      relating   to  or  affecting   creditors'   rights
      generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity),
      (3) requirements that a claim with respect to any Debt Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of
      such  claim)    be
      converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and
      (4)  governmental authority to limit,  delay  or prohibit  the making
      of payments outside the United  States or   in  foreign  currencies
      or composite currencies or currency units; and the Designated Securities conform in all material respects to the description thereof contained in the Registration Statement and Prospectus as amended or supplemented with respect to such Designated Securities.

          (e) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, Coopers & Lybrand and Ernst & Young shall have each furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the
      most recent report filed  with the   Commission   containing
      financial   statements   and incorporated  by  reference in the
      Registration  Statement, if  the  date  of such report is later than
      such  effective date,   and   a   letter  dated  such  Time  of
      Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to
      such other matters as the Representatives may   reasonably   request
      and  in  form   and substance satisfactory to the Representatives;

      (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or government action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or
   affecting   the   general   affairs,   management,   financial
   position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

       (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

      (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in  trading  in  securities generally on the  New  York  Stock Exchange;
   (ii)  a  general moratorium on  commercial  banking activities in New
   York declared by either Federal or New  York state    authorities;  or
   (iii)  the  outbreak  or  material
   escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or the Optional Securities, or both, on the terms and in the manner contemplated by the Prospectus as amended or supplemented; and

       (i)  The  Company  shall have furnished  or  caused  to      be
   furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of each Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to each Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

    8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint  or  several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based  upon an untrue statement  or  alleged  untrue
statement  of  a  material  fact  contained  in  any  Preliminary
Prospectus,   any   preliminary   prospectus   supplement,    the
Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal
or other  expenses  reasonably  incurred  by  such  Underwriter   in
connection  with investigating or defending any  such  action  or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based  upon  an untrue statement or alleged untrue  statement  or omission  or alleged omission made in any Preliminary Prospectus, any
preliminary prospectus   supplement,   the   Registration
Statement,  the  Prospectus as amended or  supplemented  and  any other
prospectus  relating  to  the  Securities,  or  any   such
amendment  or supplement in reliance upon and in conformity  with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in
the Prospectus as amended or supplemented relating   to
such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection
(a) with respect to any Preliminary Prospectus to the extent that any such
loss, claim, damage or liability of such Underwriter   results  from  the
fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of
the   Prospectus  as  then  amended  or  supplemented  (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

    (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as  such  losses,  claims, damages  or  liabilities  (or actions  in
respect thereof) arise out of or are based  upon   an
untrue  statement or alleged untrue statement of a material  fact contained
in   any  Preliminary  Prospectus,  any   preliminary prospectus
supplement, the Registration Statement, the Prospectus as  amended or
supplemented and any other prospectus relating   to
the  Securities, or any amendment or supplement thereto, or arise out  of or  are based upon the omission or alleged  omission  to
state  therein a material fact required to be stated  therein  or necessary to make the statements therein (i) in the case  of  the
Registration Statement, not misleading and (ii) in  the  case  of any  Prospectus,  in the light of the circumstances  under  which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission  or  alleged omission  was  made  in  any Preliminary  Prospectus,
any preliminary  prospectus  supplement, the   Registration  Statement,
the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein;
and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of
the  commencement  thereof,  the  indemnifying  party  shall   be
entitled to participate therein and, to the extent that it  shall wish,
jointly  with  any  other  indemnifying  party  similarly notified,   to
assume   the  defense  thereof,   with    counsel
satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party),  and, after notice  from  the  indemnifying
party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such
indemnified party,  in  connection with   the  defense  thereof  other
than  reasonable  costs of investigation.

    (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims,
damages  or liabilities (or actions in respect  thereof) referred   to
therein,  then  each  indemnifying  party   shall contribute  to  the
amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the
Designated Securities  to  which such loss, claim, damage or  liability
(or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by  applicable law or if the indemnified party failed to give the notice
required   under  subsection  (c)   above,  then   each
indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the
Company on the one hand or such Underwriters on the other and   the
parties'  relative  intent,  knowledge,  access   to
information and opportunity to correct or prevent such  statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other
expenses reasonably incurred   by   such   indemnified  party  in
connection   with investigating   or   defending  any   such   action or
claim.  Notwithstanding  the  provisions  of  this  subsection  (d),   no
Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission or   alleged   omission.   No   person
guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

   (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

    9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Firm Securities or Optional Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties
satisfactory  to  the  Representatives  to  purchase  such   Firm
Securities  or Optional Securities on such terms.  In  the  event that,
within   the   respective   prescribed    period,   the
Representatives notify the Company that they have so arranged for the purchase of such Firm Securities or Optional Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Firm Securities or Optional Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Firm Securities or Optional Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

    (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal
amount of such Firm Securities  or Optional   Securities,  as  the  case
may  be,   which   remains unpurchased  does  not  exceed  one-eleventh  of
the   aggregate principal  amount of the Firm Securities or Optional
Securities, as the case may be, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount
of Firm Securities or Optional Securities, as the case may be,   which such
Underwriter agreed to purchase under the  Pricing
Agreement  relating  to  such  Designated  Securities   and,   in
addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Firm
Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    (c)   If,  after  giving effect to any arrangements  for  the
purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives
and the Company as provided  in  subsection  (a) above,  the  aggregate
principal amount of  Firm  Securities  or Optional   Securities,  as  the
case  may  be,   which remains unpurchased exceeds one-eleventh of the
aggregate principal amount of the Firm Securities or Optional Securities, as the case may be, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

    11.   If any Pricing Agreement or Over-allotment Option shall
be terminated pursuant to Section 9 hereof, the Company shall not then  be under any liability to any Underwriter with respect  to the  Firm
Securities  or  Optional Securities  covered  by  such Pricing  Agreement except as provided in Section 6 and Section  8 hereof;  but,  if for any other reason Designated Securities  are not  delivered by or on behalf of
the Company as provided herein, the   Company   will  reimburse  the
Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations
for  the  purchase,  sale  and  delivery  of   such Designated  Securities,
but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

    12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement; Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    13.   This  Agreement  and each Pricing  Agreement  shall  be
binding   upon,  and  inure  solely  to  the  benefit   of,   the
Underwriters, the Company and, to the extent provided in  Section 8   and
Section  10  hereof, the officers and  directors  of  the
Company  and  each  person  who  controls  the  Company  or   any
Underwriter,    and    their   respective    heirs,    executors,
administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

    14. Time shall be of the essence for each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

    15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

   16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                              Very truly yours,

                              UNUM Corporation


                              By: /s/ RODNEY N. HOOK
                                Name:  Rodney N. Hook
                                Title: Senior Vice President and Chief
                                       Financial Officer

                                                          ANNEX I

                      Pricing Agreement

Goldman, Sachs & Co.,
 As Representatives of the several
  Underwriters named in Schedule I hereto
85 Broad Street,
New York, New York 10004

                                                     May __, 1995

Dear Sirs:

    UNUM  Corporation,  a Delaware corporation  (the  "Company"), proposes,
subject to the terms and conditions stated herein  and in   the
Underwriting  Agreement,  dated  May  4,   1995   (the "Underwriting
Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities") consisting of Firm Securities. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

   An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated
Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

    Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed
Delivery Contracts, if any, as may be specified in Schedule II.

    If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              UNUM Corporation


                              By:......................................
                                  Name:
                                  Title:


Accepted as of the date hereof:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Smith Barney Inc.

By:  Goldman, Sachs & Co.

      ..................................
          (Goldman, Sachs & Co.)
On behalf of each of the Underwriters

                                                         ANNEX II

    Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

      (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

      (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if
   applicable, prospective financial statements  and/or pro   forma
   financial  information  examined)  by  them  and
   included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act,
   as applicable,  and  the  related published   rules   and   regulations
   thereunder;   and,   if applicable,  they  have  made  a  review  in
   accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial
   information,    prospective   financial   statements    and/or
   condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

      (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

      (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (A) the unaudited condensed consolidated statements  of income,
      consolidated  balance  sheets  and   consolidated statements  of
      cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the
      Exchange Act as it  applies to   Form   10-Q  and  the  related
      published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

          (B)  any  other  unaudited income  statement  data  and balance
      sheet  items  included in the  Prospectus  do  not agree   with  the
      corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) above were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

          (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) above there were any decreases in consolidated net revenues or any material decrease in operating profit or any material decrease in the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable
      period of the preceding year and with any  other period   of
      corresponding   length   specified   by   the
      Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out
   certain specified  procedures, not   constituting  an  audit  in
   accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified
   by   the Representatives which are derived from the general  accounting records  of the Company and its subsidiaries, which appear  in the
   Prospectus   (excluding   documents   incorporated         by
   reference),  or  in Part II of, or in exhibits  and  schedules to,
   the   Registration   Statement   specified           by    the
   Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

    All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                                        ANNEX III

                  DELAYED DELIVERY CONTRACT


UNUM Corporation
2211 Congress Street
Portland, Maine 04122

Attention

                                                            , 199
Dear Sirs:

     The   undersigned  hereby  agrees  to  purchase  from   UNUM
Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                              $

principal amount of the Company's debt securities (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated 199 , as amended or supplemented, receipt of a copy of which is hereby
acknowledged, at a purchase price  of   %  of  the  principal amount
thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth
below, and    on  the  further  terms and conditions  set  forth  in  this contract.

    The  undersigned will purchase the Designated Securities from the
Company  on             ,  199   (the "Delivery  Date")  and
interest on the Designated Securities so purchased will accrue from , 199 .

    The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                              Principal                 Date from Which
   Delivery Date               Amount                   Interest Accrues
          ,  19          $                                       ,  19
          ,  19          $                                       ,  19

EACH SUCH DATE ON WHICH DESIGNATED SECURITIES ARE TO BE PURCHASED HEREUNDER IS HEREINAFTER REFERRED TO AS A "DELIVERY DATE".

    Payment for the Designated Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in Clearing House funds
at the office  of          ,  or  by  wire transfer  to  a  bank account
specified by the Company, on such Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to such Delivery Date.

   The obligation of the undersigned to take delivery of and make payment
for Designated Securities on each Delivery Date shall  be subject     to
the  condition  that  the  purchase  of  Designated
Securities  to  be  made by the undersigned  shall  not  on  such Delivery
Date be prohibited under the laws of the jurisdiction to which   the
undersigned  is  subject.  The  obligation  of   the undersigned  to take
delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

     The   undersigned   understands   that   Underwriters   (the
"Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the Undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the
Company  delivered  to  the  Underwriters   in connection therewith.

    The  undersigned represents and warrants that, as of the date of   this
contract,  the  undersigned  is  not  prohibited  from purchasing  the
Designated  Securities  hereby  agreed   to   be purchased  by it under the
laws of the jurisdiction to which  the undersigned is subject.

   This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

    This contract may be executed by either of the parties hereto in  any
number of counterparts, each of which shall be deemed  to be   an
original, but all such counterparts shall together constitute one and the same instrument.

    It  is  understood that the acceptance by the Company of  any Delayed
Delivery Contract (including this contract)  is  in  the Company's   sole
discretion  and  that,  without  limiting   the foregoing,  acceptances  of
such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                              Very truly yours,




                             By:
                                (Authorized Signature)
                            Name:
                            Title:


                                   (Address)
Accepted:              , 1995

UNUM Corporation

By
 Name:
 Title:

                         SCHEDULE I

                                      Principal    Principal
                                      Amount of    Amount of
                                        Firm        Optional
                                      Securities   Securities
                                        to be        to be
            Underwriter               Purchased    Purchased

 Goldman, Sachs & Co.                $            $
 Merrill Lynch, Pierce Fenner &
  Smith Incorporated
 Morgan Stanley & Co. Incorporated
 PaineWebber Incorporated
 Smith Barney Inc.



           Total                     $150,000,00  $22,500,000

                         SCHEDULE II


TITLE OF DESIGNATED SECURITIES:

     % Junior Subordinated Deferrable Interest Debentures, Series A

AGGREGATE PRINCIPAL AMOUNT:


Principal amount of Firm Securities:  $150,000,000

Optional Securities:                  $ 22,500,000

 Any notice to exercise the election to purchase Optional Securities must be given within a period of 30 calendar days of the date of this Agreement. The date on which any Optional Securities so purchased are to be delivered shall be no earlier than two or later than ten business days after the date of such notice.

PRICE TO PUBLIC:

 100% of the principal amount of the Designated Securities

PURCHASE PRICE BY UNDERWRITERS:

     % of principal amount of the Designated Securities

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

 New York Clearinghouse (Next-Day) Funds

INDENTURE:

 Indenture dated as of May 1, 1995, between the Company and Mellon Bank, N.A., as Trustee, and the First Supplemental Indenture thereto dated as of May 1, 1995 between the Company and Mellon Bank, N.A., as Trustee (together, the "Indenture")

MATURITY:

   May 31, 2025

INTEREST RATE:

           %

INTEREST PAYMENT DATES:

 last day of each month, commencing May 31, 1995

COVENANTS:

 The Designated Securities are not subject to the provisions relating to limitation upon sales of capital stock of Restricted Subsidiaries and limitations upon creation of liens on capital stock of Restricted Subsidiaries set forth in Sections 1006 and 1007 of the Indenture, respectively.

REDEMPTION PROVISIONS:

 At the option of the Company, at any time on or after May 11, 2000 and prior to maturity, at 100% of their principal amount, together with accrued interest to the redemption date.

SINKING FUND PROVISIONS:

 No sinking fund provisions


DEFEASANCE PROVISIONS:

 The  provisions  of  Section 401 of the Indenture,  relating  to
 defeasance   of  certain  obligations,  shall   apply   to   the
 Designated Securities.


EXTENSION OF INTEREST PAYMENT PERIOD:

 The   Designated  Securities  are  subject  to  the   provisions
 relating to the extension of interest payment period set forth in Section 301 of the First Supplemental Indenture.


EVENTS TO DEFAULT:

 The  Designated  Securities are not subject to the  provision[s]
 relating  to  cross-default  and to  bankruptcy,  insolvency  or
 reorganization  of  any  Restricted  Subsidiary  set  forth   in
 Section 501 of the Indenture.

BOOK-ENTRY ONLY:

Yes

TIME OF DELIVERY:

 9:30 A.M., New York City time, on May __, 1995

CLOSING LOCATION:

Sullivan & Cromwell, 125 Broad Street, New York, New York 10004

DELAYED DELIVERY:

 None

NAMES AND ADDRESSES OF REPRESENTATIVES:

 Designated Representatives:  Goldman, Sachs & Co.
                              Merrill Lynch Pierce Fenner & Smith Incorporated Morgan Stanley & Co. Incorporated
                              PaineWebber Incorporated
                              Smith Barney Inc.

 Address for Notices, etc.:   Goldman, Sachs & Co.
                              85 Broad Street
                              New York, New York 10004